SECURITIES AND EXCHANGE COMMISSION
                            Washington, C.C.  20549
                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                Date of Report
                       (Date of earliest event reported)
                               January 22, 1997

                           UNION CARBIDE CORPORATION
            (Exact name of registrant as specified in its charter)

                                   New York
                (State or other jurisdiction of incorporation)

      1-1463                                       13-1421730
(Commission File Number)               (IRS Employer Identification No.)


39 Old Ridgebury Rd, Danbury, CT                               06817-0001
(Address of principal executive offices)                       (Zip code)


                        Registrant's telephone number,
                       including area code 203-794-2000


          Total number of sequentially numbered pages in this filing, including exhibits hereto: 67

   Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

   (c)         Exhibits

   1.2 Distribution Agreement dated January 22, 1997 among Registrant, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation. A distribution agreement in similar form may be used with one or more other distributors.

   4.1.2.1     Medium-Term Notes Bond Resolution of Union Carbide Corporation.

   4.2.1       Forms of Fixed and Floating Rate Medium-Term Notes
               (See Exhibits A and B to Exhibit 4.1.2.1 above).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  January 22, 1997


                                 UNION CARBIDE CORPORATION


                                 By    /s/ J. MACDONALD
                                       -----------------------
                                       J. Macdonald
                                       Assistant Secretary




   EXHIBIT INDEX

   Exhibit Number

   1.2 Distribution Agreement dated January 22, 1997 among Registrant, Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated and Donaldson, Lufkin & Jenrette Securities Corporation. A distribution agreement in similar form may be used with one or more other distributors.

   4.1.2.1     Medium-Term Notes Bond Resolution of Union Carbide Corporation.

   4.2.1       Forms of Fixed and Floating Rate Medium-Term Notes
               (See Exhibits A and B to Exhibit 4.1.2.1 above).